UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 26, 2024
_________________________________
Sonida Senior Living, Inc.
(Exact name of registrant as specified in its charter)
_________________________________
Delaware
(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)
(972) 770-5600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition.
On March 27, 2024, Sonida Senior Living Inc. (the “Company”), announced its financial results for the fourth quarter and fiscal year ended December 31, 2023, by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

The information being furnished under Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing. The press release and the presentation referenced below contain, and may implicate, forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2024, the Board of Directors of the Company approved and adopted the Second Amendment to the Second Amended and Restated Bylaws of the Company (the “Second Amendment”), which became effective immediately. The Second Amendment designates the federal district court for the District of Delaware (or, if the federal district court for the District of Delaware does not have jurisdiction, the Court of Chancery of the State of Delaware) as the sole and exclusive forum for bringing certain legal actions against the Company or its directors, officers, or other employees or agents. The foregoing summary of the Second Amendment is qualified in all respects by reference to the text of the Second Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
Attached hereto as Exhibit 99.2 is an updated presentation of the Company.
By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

3.1	Second Amendment to Second Amended and Restated Bylaws of Sonida Senior Living, Inc.
*99.1	Press Release dated March 27, 2024.
*99.2	Sonida Senior Living Inc. Updated Presentation.
104	Cover Page Interactive Date File-formatted as Inline XBRL.
*These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024	Sonida Senior Living Inc.

	By:	/s/ KEVIN J. DETZ
	Name:	Kevin J. Detz
	Title:	Executive Vice President and Chief Financial Officer